SUBSEQUENT EVENT	12 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENT

Note 20 - SUBSEQUENT EVENT

On September 22, 2025, the Company entered into a definitive agreement with Celnet Technology Co., Ltd. (“Celnet”, “Target Company”), a provider of information integration and management solutions for businesses and the largest Salesforce.com partner in China. On October 29, 2025 (the “Closing Date”), the Company completed an acquisition (the “Acquisition”) of Celnet. After the Acquisition, the Company acquired 51% of the equity interests in Celnet in consideration of the sum of RMB5,236,680 in cash (approximately $735,592), plus equity and cash incentives (upon the achievement of performance targets), subject to certain terms.

As of the date of this report, RMB 3,000,000 of the fixed consideration has been paid in two installments of RMB 1,500,000 each, on September 25, 2025 and November 11, 2025, respectively. The remaining fixed consideration of RMB 2,236,680, together with any variable consideration, is scheduled to be paid in two phases: the first phase includes a fixed portion of RMB 1,118,340 plus a variable portion, to be paid by December 31, 2026; the second phase includes a fixed portion of RMB 1,118,340 plus a variable portion, to be paid by December 31, 2027. The specific amount of the variable consideration will be determined by the Company based on the operating performance of the Target Company.

The original shareholder committed that, following closing, the Target Company would achieve annual revenue of at least RMB 15,000,000 and non-negative after-tax net profit. If the audited after-tax net profit is negative in any fiscal year, the original shareholder would compensate the Company in cash based on the Company’s ownership percentage. In addition, the Company may issue shares equivalent to USD 1,000,000 to the original shareholder of the Target Company as an incentive. The timing and number of shares to be issued will be determined by the Company and the Target Company.

The settlement method, amount, and timing of the variable consideration, performance-based compensation, and stock incentive arrangements are subject to further discussion between the parties. No other consideration, commitments, or undisclosed arrangements exist in connection with this transaction.

As of January 28, 2026, management has not yet completed a fair value assessment of the identified assets acquired, and liabilities assumed, of Celnet at the Closing Date. Accordingly, no estimate is currently made for any goodwill or bargain purchase gain that may be recognized in connection with the Acquisition.